Other payables and accruals	12 Months Ended
Dec. 31, 2018
Accrued Liabilities and Other Liabilities [Abstract]
Other payables and accruals
21.	Other payables and accruals

Components of other payables and accruals as of December 31, 2017 and 2018 are as follows:

	2017	2018
	RMB	RMB

Accrued payroll	251,651	262,590
Accrued expenses	150,835	78,610
Advances from customers	1,182,840	1,035,090
Other payables	488,428	657,832
Other tax payables	296,336	389,483
Interest payable	96,502	236,552

	2,466,592	2,660,157

The above balances are non-interest-bearing and are normally settled under the terms of 120 to 150 days. Included in advances from customers, are amounts received from dealer subscriptions and listing customers prior to revenue recognition amounting to RMB898.7 million and RMB845.0 million, and from leasing customers prior to revenue recognition amounting to RMB240.6 million and RMB168.6 million as of December 31, 2017 and 2018, respectively.